UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-10201

The Appleton Funds

(Exact name of registrant as specified in charter)

45 Milk Street, Boston, Massachusetts 02109

(Address of principal executive offices)                           (Zip code)

James I. Ladge, 45 Milk Street, Boston, Massachusetts 02109

(Name and address of agent for service)

Registrant's telephone number, including area code: (513) 878-4000

Date of fiscal year end:        12/31

Date of reporting period:        06/30/11

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Semi-annual Report for Appleton Equity Growth Fund.

APPLETON EQUITY GROWTH FUND

Semi Annual Report

June 30, 2011

(Unaudited)

Investment Adviser	Administrator
Appleton Partners, Inc.	JPMorgan
45 Milk Street, Eighth Floor	303 Broadway
Boston, MA 02109	Suite 900
Cincinnati, OH 45202
1-877-712-7753

The first half of 2011 proved to be volatile for equity markets as a number of concerns threatened to derail the recovery we’ve been experiencing since the bottom of March 2009. The S&P 500 Index rose nearly 9% through the end of April before relenting some of the gain to finish up 6.02% for the half. Net of fees, the Appleton Equity Growth Fund returned 3.55% for the same period, trailing the benchmark’s return by 247 basis points. Much of the underperformance can be attributed to stock selection, particularly in the Energy and Healthcare sectors, as well as our emphasis on the more cyclical Industrial and Material sectors, which we continue to favor longer term. The Fund’s overweight in Materials negatively impacted performance, but was offset by the underweight in the Financials sector, which was by far the worst sector of the S&P. Below, we offer our views on the first half of the year and the period ahead.

At the beginning of the year, a number of positive trends carried over from 2010 that propelled the market to double from the nadir of 3/9/09. Fourth quarter earnings reports were strong, as over 75% of S&P 500 companies beat consensus earnings estimates, and even more notably, over 72% of companies beat revenue estimates. A flurry of M&A activity, record corporate cash hoards, positive fund flows into equities, attractive valuation levels, and improving economic indicators all gave investors the confidence to drive the market to highs by late April. Despite this optimism, the market was not without volatility as a number of global occurrences gave investors pause. The lingering impact of the Japanese earthquake/tsunami on the global economy, sovereign debt default concerns in Greece, the impact of the end of the Fed’s QE2, the lack of progress towards a balanced budget in the US, and the burden of soaring commodity prices, including oil approaching $115/barrel, proved to be too much for investors in May and early June as the market corrected, losing just over 7%. Fortunately, several of these familiar concerns eventually saw some positive developments towards the end of June, helping propel the stock market back above first quarter end levels. However, one would be remiss to say the issues have been completely laid to rest.

For over a year now, the attention of investors has been fixed on the Eurozone’s sovereign debt concerns. Talks of budget shortfalls, debt levels, default, and austerity measures, particularly out of Greece, Ireland, Portugal, and Spain, have dominated headlines and caused concern among investors. The situation appeared to come to a head this past month in Greece as threat of default was imminent if further austerity measures were not approved, leading to another round of bailout money from the International Monetary Fund (IMF). The fragile fiscal state of these European nations is concerning not only for the impact on the financial marketplace, but the roadblock it creates for global growth. However, the recent approval of the new Greek government, followed by the proposed “French Plan”, consisting of a voluntary rolling of maturing Greek debt into extended maturities, has eased fears and coaxed the equity markets higher.

In Asia, shortages of key component supplies out of Japan in the wake of the earthquake disaster had hindered various industries around the world. However, Japan’s stronger-than-expected June manufacturing survey data has supported the optimistic case for a v-shaped recovery there, which should prove integral to global growth in the second half. This news also was central to buoying stocks.

At home, our own continued economic concerns were stoked by the conclusion of the Fed’s second quantitative easing program and the pending deadline for the balancing of the federal budget. With Chairman Bernanke suggesting that a third round of quantitative easing was not on the horizon, investors sold into their worries that the Fed is “out of bullets” in the battle for growth stimulus. While an official purchasing plan is unlikely, we believe the Fed cannot help but maintain an accommodative policy stance. However, with this unchanged monetary policy priced into yields and the stock market, rumors of the potential implementation of fiscal action in the form of a payroll tax holiday, coinciding with the other signals of progress detailed above, further aided the stock market’s late rebound.

Investors have also begun to respond favorably to signs of progress in the budget quandary. The White House and Congress appear to have renewed openness to a broad debt reduction plan including entitlement cuts and tax increases. Both parties have indicated promise for a pact to reduce debt by as much as $4 trillion over the next 10 to 12 years. Still, the two sides remain far apart on specifics, but if they can reach a deficit-slashing accord, this would allow a compromise to increase the $14.3 trillion debt limit by August 2nd to avert a default on the nation’s financial obligations.

During the second quarter, stockpiles of several crops reached multi-year lows, resulting in lofty agricultural prices. Meanwhile, oil and gasoline prices surged due to the geopolitical turmoil in the Middle East and Africa encouraging more speculative investing. These higher costs continued to hit consumers’ wallets, limiting discretionary income, and dimming spending and sales outlooks.  Commodity prices began to reverse their trend by the end of May due to a variety of occurrences. Promising crop planting reports and discussions to end ethanol tax breaks sent corn prices 20% off their highs, while wheat prices dropped even more. Additionally, the death of Osama bin Laden, the moderation of turmoil in Libya, and the release of sixty million barrels in strategic oil reserves by the US and others, contributed to the retreat in energy prices. This reprieve from higher costs relieved constriction on the market, and helped stocks stretch higher during the closing rally. It further signaled a possible decoupling of commodity markets from the stock market.

The building correlation between commodities and the equity markets over the past few years has waned year-to-date, beginning with January-February profit taking in commodities, despite an up market. We may witness a gradual shift where lower commodity prices reduce consumer costs, improve GDP outlook, and work to lift stock investor sentiment. Monetary tightening in emerging economies, some strengthening of the dollar, and margin requirement increases have all contributed to a decline in net long speculative trading positions in commodities over the past few months. While we still see value in materials and commodities stocks due to the long-term global demand forecast, this potential decoupling has led us to gradually reduce our Materials overweight in the portfolios. The reduced premium on commodity prices should provide a bullish tailwind on the stock market as a retreat in commodity prices due to speculator exit, rather than global growth slowdown, ultimately provides a better setting for economic recovery.

With the close of the second quarter, a number of investors’ concerns were addressed providing a lift in the equity market, though challenges remain. Though the “French Plan” eased immediate fears, it arguably would simply defer the Greek budget issue until a later date. Recent rumors are that the plan may possibly be scrapped, so the issue drags on, along with the fact that other nations remain on the cusp of a similar dilemma. At home, jobless claims remain stubbornly above 400,000 with an unemployment rate of 9.2% (according to the June report). The depressed housing market remains an albatross hovering over the banking industry, and as such we continue to underweight the Financial sector. We will be diligent in tracking these open items, but remain overweight the traditionally cyclical sectors, as we believe the pullback in commodities, the recovery in Japan, and ultimately the potential settlements of global budget talks should benefit large-cap growth stocks and gradually prod the recovery in the second half, albeit with continued volatility.

Enjoy a safe and pleasant summer!

Sincerely,

James Ladge

APPLETON EQUITY GROWTH FUND

Tabular Presentation of Portfolio of Investments As of June 30, 2011 (Unaudited)
Sector	% of Net Assets

Consumer, Cyclical	11.0%
Consumer, Non-Cyclical	7.2%
Energy	11.3%
Financials	8.2%
Healthcare	10.9%
Industrials	15.4%
Information Technology	19.4%
Materials	9.9%
Telecommunication Services	1.8%
Money Market Mutual Fund	5.0%
Liabilities in Excess of Other Assets	(0.1)%
100.0%

APPLETON EQUITY GROWTH FUND
PORTFOLIO OF INVESTMENTS
June 30, 2011 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS -95.1%
	CONSUMER, CYCLICAL - 11.0%
1,760	Amazon.com, Inc.*	$359,902
3,175	McDonald's Corp.	267,716
600	priceline.com, Inc.*	307,158
5,150	TJX Cos., Inc.	270,530
3,900	Under Armour, Inc. - Class A*	301,509
		1,506,815
	CONSUMER, NON-CYCLICAL - 7.2%
5,600	Church & Dwight Co., Inc.	227,024
2,850	Colgate-Palmolive Co.	249,118
3,500	Costco Wholesale Corp.	284,340
3,285	PepsiCo, Inc.	231,363
		991,845
	ENERGY - 11.3%
2,250	Apache Corp.	277,628
3,450	Exxon Mobil Corp.	280,761
3,500	National Oilwell Varco, Inc.	273,735
4,100	Peabody Energy Corp.	241,531
3,500	Schlumberger Ltd.	302,400
2,750	Transocean Ltd.	177,540
		1,553,595
	FINANCIALS - 8.2%
4,400	Bank of Nova Scotia	264,748
6,000	JPMorgan Chase & Co.	245,640
3,750	T. Rowe Price Group, Inc.	226,275
1,200	The Goldman Sachs Group, Inc.	159,708
8,200	Wells Fargo & Co.	230,092
		1,126,463
	HEALTHCARE - 10.9%
6,550	Cerner Corp.*	400,270
3,200	Edwards Lifesciences Corp.*	278,976
6,100	Express Scripts, Inc.*	329,278
4,000	Teva Pharmaceutical Industries, Ltd.- ADR	192,880
4,200	Varian Medical Systems, Inc.*	294,084
		1,495,488
	INDUSTRIALS - 15.4%
4,575	Caterpillar, Inc.	487,054
13,500	CSX Corp.	353,970
3,000	Deere & Co.	247,350
13,000	General Electric Co.	245,180
10,100	Insituform Technologies, Inc. - Class A*	211,797
3,250	Roper Industries, Inc.	270,725
2,000	W.W. Grainger, Inc.	307,300
		2,123,376
	INFORMATION TECHNOLOGY - 19.4%
5,900	Akamai Technologies, Inc.*	185,673
4,950	Amphenol Corp. - Class A	267,250
1,295	Apple, Inc.*	434,693
3,600	Cognizant Technology Solutions Corp. - Class A*	264,024

APPLETON EQUITY GROWTH FUND
PORTFOLIO OF INVESTMENTS, Continued
June 30, 2011 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS -95.1% (Continued)
	INFORMATION TECHNOLOGY - 19.4% (Continued)
10,000	EMC Corp.*	$275,500
1,950	International Business Machines Corp.	334,523
11,100	Oracle Corp.	365,301
5,400	Veeco Instruments, Inc.*	261,414
3,250	Visa, Inc. - Class A	273,845
		2,662,223
	MATERIALS - 9.9%
3,400	Agrium, Inc.	298,384
3,000	BHP Billiton, Ltd.- ADR	283,890
4,500	E.I. du Pont de Nemours & Co.	243,225
2,325	Praxair, Inc.	252,007
4,325	Sociedad Quimica y Minera de Chile S.A.- ADR	279,914
		1,357,420
	TELECOMMUNICATION SERVICES - 1.8%
4,750	American Tower Corp. - Class A*	248,567

	TOTAL COMMON STOCKS
	(COST $9,911,254)	$13,065,792

	Money Market Mutual Fund - 5.0%
693,329	Fidelity Money Market Fund	693,329

	TOTAL INVESTMENT SECURITIES - 100.1% (Cost $10,604,583)	$13,759,121

	LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1)%	(18,042)

	NET ASSETS— 100.0%	$13,741,079

*     Non-income producing security

ADR—American Depositary Receipt.

See accompanying Notes to Financial Statements.

APPLETON EQUITY GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2011 (Unaudited)

ASSETS
Investment securities:
At acquisition cost	$10,604,583
At market value	$13,759,121
Dividends receivable	6,326
Receivable from fund shares sold	511
Other assets	28,290
TOTAL ASSETS	13,794,248

LIABILITIES
Payable to Adviser	2,556
Payable to other affiliates	27,495
Professional Fees	14,281
Other accrued expenses and liabilities	8,837
TOTAL LIABILITIES	53,169

NET ASSETS	$13,741,079

NET ASSETS CONSIST OF
Paid-in capital	$12,027,515
Accumulated undistributed net investment loss	(28,575)
Accumulated net realized losses from security transactions	(1,412,399)
Net unrealized appreciation on investments	3,154,538
NET ASSETS	$13,741,079

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,625,753

Net asset value, offering price and redemption price per share	$8.45

See accompanying Notes to Financial Statements.

APPLETON EQUITY GROWTH FUND

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2011 (Unaudited)

INVESTMENT INCOME
Dividends	$71,721
Interest	381
TOTAL INVESTMENT INCOME	72,102

EXPENSES
Investment advisory fees	67,097
Distribution expenses	16,774
Accounting services fees	14,876
Professional fees	12,397
Administration fees	11,901
Transfer agent fees	11,901
Trustees' fees and expenses	9,917
Compliance fees and expenses	7,439
Custodian fees	6,372
Postage and supplies	2,728
Reports to shareholders	1,984
Insurance expense	1,499
Registration fees	94
TOTAL EXPENSES	164,979
Fees waived and expenses reimbursed by Adviser	(64,302)
NET EXPENSES	100,677

NET INVESTMENT LOSS	(28,575)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from security transactions	374,132
Net change in unrealized appreciation/depreciation on investments	120,998

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	495,130

NET INCREASE IN NET ASSETS FROM OPERATIONS	$466,555

See accompanying Notes to Financial Statements.

APPLETON EQUITY GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended June 30, 2011 (Unaudited)	For the Year Ended December 31, 2010
FROM OPERATIONS
Net investment loss	$(28,575)	$(33,025)
Net realized gains from security transactions	374,132	500,155
Net change in unrealized appreciation/depreciation on investments	120,998	1,571,829
Net increase in net assets from operations	466,555	2,038,959

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	880,913	1,958,371
Payments for shares redeemed	(440,411)	(1,450,692)
Net increase in net assets from capital share transactions	440,502	507,679

TOTAL INCREASE IN NET ASSETS	907,057	2,546,638

NET ASSETS
Beginning of period	12,834,022	10,287,384
End of period	$13,741,079	$12,834,022

ACCUMULATED NET INVESTMENT LOSS	$(28,575)	$-

CAPITAL SHARE ACTIVITY
Sold	105,245	272,447
Redeemed	(52,476)	(207,378)
Net increase in shares outstanding	52,769	65,069
Shares outstanding, beginning of period	1,572,984	1,507,915
Shares outstanding, end of period	1,625,753	1,572,984

See accompanying Notes to Financial Statements.

APPLETON EQUITY GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	For the Six Months Ended June 30, 2011 (Unaudited)	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008		For the Year Ended December 31, 2007	For the Year Ended December 31, 2006

Net asset value at beginning of period	$8.16	$6.82	$5.52	$8.97		$7.56	$7.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.02)	(0.01)	0.00	(a)	0.04	(0.00	) (a)
Net realized and unrealized gains (losses) on investments	0.31	1.36	1.31	(3.45)		1.41	0.56
Total from investment operations	0.29	1.34	1.30	(3.45)		1.45	0.56

Less distributions:
Dividends from net investment income	-	-	-	(0.00	) (a)	(0.04)	-

Net asset value at end of period	$8.45	$8.16	$6.82	$5.52		$8.97	$7.56

Total return	3.55%	19.65%	23.55%	(38.41%)		19.15%	8.00%

Net assets at end of period	$13,741,079	$12,834,022	$10,287,384	$7,650,640		$11,841,942	$8,423,337

Ratio of net expenses to average net assets	1.50%	1.50%	1.50%	1.50%		1.50%	1.50%

Ratio of net investment income (loss) to average net assets	(0.43%)	(0.30%)	(0.25%)	0.06%		0.50%	(0.06%)

Portfolio turnover rate	14%	38%	62%	40%		36%	50%

(a)      Amount rounds to less than $0.01.

See accompanying Notes to Financial Statements.

APPLETON EQUITY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2011 (Unaudited)

1. Significant Accounting Policies

The Appleton Funds (the Trust) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act), as a diversified, no-load, open-end management investment company. The Trust was organized as an Ohio business trust on October 31, 2000. The Trust currently offers one series of shares to investors: the Appleton Equity Growth Fund (the Fund). The Trust was capitalized on December 29, 2000, when the initial shares of the Fund were purchased at $10 per share. The Fund commenced operations on December 31, 2000.

The Fund seeks long-term growth of capital by investing primarily in common stocks.

The following is a summary of the Fund's significant accounting policies:

Securities valuation – The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Portfolio securities traded on stock exchanges are valued at their last sales price as of the close of the regular session of trading on the day the securities are being valued. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Money market instruments are valued at amortized cost, which approximates market value.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2011:

	Level 1	Level 2	Level 3	Total
Total Investment in Securities #	$13,065,792	$693,329	$ -	$13,759,121

There were no transfers between Levels 1 and 2 during the period ended June 30, 2011. See the Portfolio of Investments for industry classification.

# Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the Portfolio of Investments (“POI”). Level 2 consists of a Money Market Mutual Fund. Please refer to the POI for industry specifics of the portfolio holdings.

Share valuation – The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share are equal to the net asset value per share.

Investment income and distributions to shareholders – Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income are declared and paid annually. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations. Differences between book and tax distributions are considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences do not require reclassifications.

Security transactions – Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

Estimates – The preparation of financial statements in conformity with U.S. Generally Accepted Accounting Principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – It is the Fund's policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its investment company taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare and pay as dividends in each calendar year at least 98% of its investment company taxable income (earned during the calendar year) and 98% of its realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

There were no distributions paid during the fiscal years ended December 31, 2010 and 2009.

The following information is computed on a tax basis as of December 31, 2010:

Tax cost of portfolio investments	$9,823,716
Gross unrealized appreciation on investments	$3,199,625
Gross unrealized depreciation on investments	(166,085)
Net unrealized appreciation on investments	3,033,540
Capital loss carryforwards	(1,786,531)
Total accumulated earnings	$1,247,009

The capital loss carryforwards in the above table expire as follows:

Amount	December 31,
$367,121	2011
129,485	2016
1,289,925	2017
$1,786,531

These capital loss carryforwards may be utilized in future years to offset gains, if any, prior to distributing such gains to shareholders.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as tax benefits or expenses in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2007 – December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

As of June 30, 2011, the Fund’s Federal tax cost of investment securities was $10,604,583 resulting in a net realized appreciation of $3,154,538 derived from $3,491,298 of unrealized gross appreciation less $336,760 gross unrealized depreciation.

The Regulated Investment Company Modernization Act of 2010 (the ‘‘Act’’) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

2. Investment Transactions

For the six months ended June 30, 2011, the cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $1,864,199 and $1,803,611, respectively.

3. Transactions with Affiliates

Certain Trustees and Officers of the Trust are also Officers of Appleton Partners, Inc. (the Adviser) or JPMorgan Chase Bank, N.A. (JPMorgan) the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust.

Investment Advisory Agreement
Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser manages the Fund’s investments. For these services, the Fund pays the Adviser an advisory fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% of its average daily net assets.

Pursuant to a written contract between the Adviser and the Fund, the Adviser has agreed to waive a portion of its advisory fees and/or assume certain expenses of the Fund, other than brokerage commissions, extraordinary items, interest and taxes, to the extent annualized Fund operating expenses exceed 1.50% of the Fund’s average daily net assets. The Adviser has agreed to maintain these expense limitations with regard to the Fund through December 31, 2011. For the six months ended June 30, 2011, the Adviser waived $47,528 advisory fees.

Administration, Accounting And Transfer Agency Agreement
Under the terms of an Administration, Accounting and Transfer Agency Agreement between the Trust and JPMorgan, JPMorgan supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. JPMorgan supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these administrative services, JPMorgan receives a monthly fee based on the Fund's average daily net assets, subject to a monthly minimum fee.

JPMorgan maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these transfer agency and shareholder services, JPMorgan receives a monthly fee per shareholder account, subject to a monthly minimum fee. In addition, the Fund pays JPMorgan out-of-pocket expenses including, but not limited to, postage and supplies.

JPMorgan also calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these accounting services, JPMorgan receives a monthly fee, based on average daily net assets, from the Fund. In addition, the Fund pays JPMorgan certain out-of-pocket expenses incurred by JPMorgan in obtaining valuations of the Fund's portfolio securities.

Distribution Plan
The Fund has adopted a plan of distribution (the Plan) pursuant to Rule 12b-1 under the 1940 Act. The Plan permits the Fund to pay for expenses incurred in the distribution and promotion of the Fund’s shares including but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Trust.

The Plan limits payment of distribution expenses in any fiscal year to a maximum of 0.25% of the Fund’s average daily net assets. For the six months ended June 30, 2011, the Fund accrued and the Adviser subsequently reimbursed $16,774 of distribution expenses under the Plan.

Underwriting Agreement
The Trust entered into an Underwriting Agreement on behalf of the Fund with Unified Financial Securities, Inc. (the Distributor). Pursuant to the Underwriting Agreement, the Distributor acts as principal underwriter and, as such, is the exclusive agent for distribution of shares of the Fund. The Distributor receives no compensation for its services.

Compliance Services Agreement
Under the terms of the Compliance Services Agreement between the Trust and JPMorgan, JPMorgan provides certain compliance services to the Trust, including developing and assisting in implementing a compliance program for JPMorgan on behalf of the Fund and providing administrative support services to the Fund’s Compliance Program and Chief Compliance Officer.

In addition, the Trust has contracted with JPMorgan to provide certain compliance services on behalf of the Trust. Subject to the direction of the Trustees of the Trust, JPMorgan developed and assisted in implementing a compliance program for JPMorgan on behalf of the Fund and; provides administrative support services to the Fund’s Compliance Program and Chief Compliance Officer. For these services, JPMorgan receives a quarterly fee from the Trust.

4. Commitments and Contingencies

The Fund indemnifies the Trust’s Officers and Trustees for certain liabilities that might arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

5. Subsequent Events

Management has evaluated subsequent events through the date of this filing. This evaluation did not result in any subsequent events that necessitated recognition or disclosures.

APPLETON EQUITY GROWTH FUND
OTHER ITEMS
June 30, 2011 (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

The Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Fund. A description of the policies and procedures the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available without charge, upon request, by calling 1-617-338-0700. They are also available on the Securities and Exchange Commission's website at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The Trust files a complete listing of portfolio holdings for the Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 1-800-543-0407. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SCHEDULE OF SHAREHOLDER EXPENSES

As a shareholder of the Fund, you incur ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2011 through June 30, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six Months Ended June 30, 2011" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund's and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Net Expense Ratio Annualized June 30, 2011	Beginning January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During the Six Months Ended June 30, 2011*

Actual	1.50%	$ 1,000.00	$ 1,035.50	$ 7.57
Hypothetical	1.50%	$ 1,000.00	$ 1,017.36	$ 7.50

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/ 365] (to reflect the one-half year period).

Item 2. Code of Ethics.

Not required in Semiannual report filing.

Item 3. Audit Committee Financial Expert.

Not required in Semiannual report filing.

Item 4. Principal Accountant Fees and Services.

Not required in Semiannual report filing.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6.  Schedule of Investments.

(a)	Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	The Registrant made no divestments of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.

Not Applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.

Not Applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11.  Controls and Procedures.

(a)            The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report.

(b)           There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1)	Code of Ethics. Not required in semi-annual report filing.

(a)	(2)	The certification required by Rule 30a-2 of the Investment Company Act of 1940, as amended (the "1940 Act") is attached hereto.

(b)	The certification required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):   The Appleton Funds

By (Signature and Title)

/s/ James I. Ladge
James I. Ladge
President and Treasurer

Date:  August 2, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ James I. Ladge
James I. Ladge
President and Treasurer

Date:  August 2, 2011